UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7442 S Tucson Way Suite 130
Centennial, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 767-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information included in Item 3.03 is incorporated by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On June 13, 2024, Nuburu, Inc. (the “Company”) announced that it was implementing a reverse stock split of its common stock (the “Common Stock”) at a ratio of 1-for-40 (the “Reverse Split”), which was to become effective on June 24, 2024. Upon announcement of the Reverse Split prior to market open, the Company’s stock price declined and the NYSE prohibited the stock from opening and halted trading before the Reverse Split could be effected. Because it was prohibited from effecting the Reverse Split due to the NYSE’s actions, it was not able to return to compliance with the NYSE’s stock price rules and the NYSE initiated proceedings to delist the Company’s securities. The Company is appealing the NYSE’s determination to commence delisting proceedings.

As previously announced, the Company began being quoted and traded on the over-the-counter market (the “OTC”) as of June 14, 2024.

On June 21, 2024, the Board of Directors approved setting a new record date of July 1, 2024 for the implementation of the Reverse Split, as required by rules applicable to issuers trading on OTC. If the Reverse Split results in the Company maintaining a trading price above NYSE American requirements, the Company will seek to resume trading on NYSE American. However, the Company may not be successful in returning to trading on NYSE American or with respect to its appeal. If the Company is not able to satisfy NYSE American bid price requirements, it would continue to be traded on the OTC, which could negatively impact the Company by reducing the liquidity and market price of its common stock and the number of investors willing to hold or acquire the Company's common stock, which could negatively impact the Company's ability to raise equity financing.

Reasons for the Reverse Split

The Reverse Split is being effected because the Company believes the anticipated increase in the market price of the Common Stock resulting from the Reverse Split will benefit the Company and its stockholders and allow it to return to trading on NYSE American. The Company cannot provide assurance that such increase will occur or that, if such increase does occur, it will be sustained, or that such increase will result in the Company returning to trading on NYSE American.

Effects of the Reverse Split

Effective Date; Symbol; CUSIP Number

The Company anticipates that the Reverse Split will become effective on July 1, 2024 (the “Effective Date”) after the close of market and that the Common Stock would begin trading on a split-adjusted basis at the commencement of trading on the next trading day under the Company’s existing trading symbol “BURU.” The Common Stock will be assigned a new CUSIP number, 67021W301, in connection with the Reverse Split.

Split Adjustment; Treatment of Fractional Shares

On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be exchanged for the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Split, divided by (ii) 40, with such resulting number of shares rounded up to the nearest whole share. As a result, no fractional shares will be issued in connection with the Reverse Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Split. Also on the Effective Date, all equity awards outstanding immediately prior to the Reverse Split will be adjusted to reflect the Reverse Split.

Certificated Shares

Each certificate, or book entry, that immediately prior to the Reverse Split represented shares of Common Stock, will, following the Reverse Split, represent that number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry shall have been combined, subject to the treatment of fractional shares as described above.

Delaware State Filing

The Reverse Split will be effected pursuant to the Company’s filing of a Certificate of Amendment (the “Certificate”) with the Secretary of State of the State of Delaware on the Effective Date. A copy of the Certificate is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Capitalization

The Company is authorized to issue 250,000,000 shares of Common Stock and 50,000,000 shares of preferred stock (the “Preferred Stock”). There will be no change to the number of authorized capital stock of the Company. The Reverse Split will have no effect on the par value of the Common Stock or the Preferred Stock.

Immediately after the Reverse Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be unaffected by the Reverse Split.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

A copy of the Company’s press release announcing the new record date for the Reverse Split is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that are made pursuant to the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company’s operations, economic performance and financial condition and the anticipated effect of the Reverse Split and are based largely on the Company’s beliefs and expectations. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors and risks include, among others, the following: the Company’s ability to successfully effect the Reverse Split or realize the anticipated benefits of the Reverse Split; maintenance of our NYSE American listing; and the effect on our stock price and ability to raise equity capital of future sales of shares of Common Stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Certificate of Amendment.

99.1 Press Release Announcing New Record Date for Reverse Split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	June 24, 2024	By:	/s/ Brian Knaley
		Name: Title:	Brian Knaley Chief Executive Officer